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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 22, 2000, included in WorldPort Communications, Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this Registration Statement.


                                    /s/ ARTHUR ANDERSEN LLP

     Atlanta, Georgia
     January 16, 2001